Exhibit 99.2

SCS, INC.

AUDITED BALANCE SHEETS

	September 30, 2021	September 30, 2020

ASSETS
Current assets
Cash and cash equivalents	$347,682	$491,210
Accounts receivable, net	178,113	175,461
Unbilled revenue	306,677	68,193
Total current assets	832,472	734,864

Fixed assets	880	1,320
Total assets	$833,352	$736,184

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$211,865	$225,869
Deferred revenue	194,186	296,085
Total current liabilities	406,051	521.954

Total liabilities	406,051	521,954

Commitments and contingencies

Stockholders’ equity
Common stock, $0.01 par value, 1,000 shares authorized; 1,000 and 1,000 shares issued and outstanding as of September 30, 2021, and 2020, respectively	10	10
Additional paid-in capital	23,055	23,055
Retained earnings	404,236	191,165
Total stockholders’ equity	427,301	214,230
Total liabilities and stockholders’ equity	$833,352	$736,184

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SCS, INC.

AUDITED STATEMENTS OF OPERATIONS

	For the Year Ended
	September 30,
	2021	2020
Revenues	$2,798,560	$1,248,948
Cost of revenues	1,536,445	623,598
Gross profit	1,262,115	625,350

Operating expenses:
General and administrative	656,521	203,914
Sales and marketing	95,597	118,063
Research and development	—	—
Total operating expenses	752,118	321,977

Operating income	509,997	303,373

Other expenses (income):
Miscellaneous income	(2,623)	(566)
Total other (income) expense	(2,623)	(566)

Net income	$512,620	$303,939

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SCS, INC.

AUDITED STATEMENTS OF STOCKHOLDERS’ EQUITY

FOR THE YEARS ENDED SEPTEMBER 30, 2021, AND 2020

	Common Stock		Additional
	Shares	Amount	Paid-in Capital	Accumulated Deficit	Stockholders’ Equity
Balance at September 30, 2019	1,000	$10	$32,698	$(22,532)	$10,177
Equity contributions	—	—	1,218	—	1,218
Equity distributions	—	—	(10,861)	(90,243)	(101,104)
Net income	—	—	—	303,939	303,939
Balance at September 30, 2020	1,000	$10	$23,055	$191,165	$214,230
Equity distributions	—	—	—	(209,549)	(209,549)
Redemption				(90,000)	(90,000)
Net income	—	—	—	512,620	512,620
Balance at September 30, 2021	1,000	$10	$23,055	$404,236	$427,301

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SCS, INC.

AUDITED STATEMENTS OF CASH FLOWS

	For the Year Ended
	September 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$512,620	$303,939
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation	440	440

Changes in operating assets and liabilities:
Accounts receivable	(2,652)	(170,221)
Unbilled revenue	(238,484)	(51,350)
Prepaid and other current assets	—	7,525
Accounts payable and accrued liabilities	(14,004)	175,450
Deferred revenue	(101,899)	263,685
Net cash provided by operating activities	156,021	529,468

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of fixed assets	—	—
Net cash used in investing activities	—	—

CASH FLOWS FROM FINANCING ACTIVITIES:
Redemption	(90,000)	—
Equity contributions		1,218
Equity distributions	(209,549)	(101,104)
Net cash used in financing activities	(299,549)	(99,886)

(DECREASE) INCREASE IN CASH	(143,528)	429,582
CASH, BEGINNING OF PERIOD	491,210	61,268
CASH, END OF PERIOD	$347,682	$491,210

Income tax paid	$—	$—
Interest paid	$—	$—

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SCS, Inc.

Footnotes to the Audited Financial Statements

NOTE 1 – DESCRIPTION OF BUSINESS

SideChannelSec, LLC, A Massachusetts Limited Liability Company, was organized on September 14, 2017. SideChannelSec, LLC converted to a Massachusetts corporation on December 29, 2021 and changed its name to SideChannel, Inc. On December 29, 2021, SideChannelSec, LLC converted (the “Conversion”) from a limited liability company into a corporation (the “Corporation”). SideChannel, Inc., was formed in the state of Massachusetts in connection with the corporate restructuring that occurred on December 29, 2021, or the Restructuring. In accordance with the terms of the operating agreement of SideChannelSEC LLC, or the LLC Operating Agreement, and on the effective date of the Restructuring; the membership units of SideChannelSec LLC, that were issued and outstanding immediately prior to the effective date of the Restructuring were converted into common share of SideChannel, Inc.

On July 1, 2022, SideChannel, Inc., the Massachusetts corporation, was acquired by Cipherloc Corporation. SideChannel, Inc., the Massachusetts corporation, has initiated changing its name to SCS, Inc. (“SCS”). The audited financial statements and these corresponding notes have been prepared for SCS.

SCS determined that the Restructuring lacked economic substance and was therefore accounted for in a manner consistent with a common control transaction. Similarly, as there was no change in fair value between shareholders, individually or as a class, we determined that the exchange of shares occurring in the Restructuring should be accounted for as a modification of the equity securities and presented as a reclassification of the components of equity.

SCS was founded with the belief that small and mid-sized organizations deserved the expertise of an experienced chief information security officer (CISO). SCS provides chief information security officer services and ancillary security and privacy solutions to companies that chose to outsource these capabilities rather than insourcing.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

SCS prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Significant accounting policies are as follows:

Use of Estimates and Assumptions. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) the disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and (iii) the reported amount of net revenues and expenses recognized during the periods presented. Adjustments made with respect to the use of estimates often relate to improved information not previously available. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements; accordingly, actual results could differ from these estimates.

Cash. SCS considers all highly liquid investments with a maturity at the time of purchase of three months or less to be cash equivalents. At September 30, 2021 and 2020, SCS’s cash includes cash on hand and cash in the bank. The balance of such accounts, at times, may exceed federally insured limits, as guaranteed by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC insures these deposits up to $250,000. As of September 30, 2021 and 2020, $97,682 and $241,210, respectively, of the SCS cash balance was uninsured.

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Liquidity and Capital Resources. SCS had total equity of $427,301 as of September 30, 2021. SCS expects to continue to generate operating income. As of September 30, 2021, SCS had $347,682 in cash. SCS believes that its existing cash balances and cash flow from operations are sufficient to fund its operations for the next 12 months.

Receivables. SCS bills customers and collects monies within thirty days of invoice date. There are little to no delinquencies or bad debt. SCS had accounts receivable of $178,113 at September 30, 2021, and $175,461 at September 30, 2020. None of these receivables are used as collateral.

Fixed Assets. SCS capitalizes furniture and equipment with a cost in excess of $2,000 and depreciates over twenty-four months. SCS capitalizes autos and depreciates over thirty-six months. SCS had net fixed assets of $880 at September 30, 2021.

Long-Lived Assets. Long-lived assets are evaluated for impairment whenever events or changes in our business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. Each impairment test is based on a comparison of the undiscounted future cash flows to the recorded value of the asset. If impairment is indicated, the asset is written down to its estimated fair value. During the years ended September 30, 2020 and 2021, SCS recorded no impairment loss.

Liabilities. SCS hires independent contractors to provide chief information security officer (“CISO”) services on behalf of its clients. The contractors are paid the month following the month when the services are delivered. As such, amounts due to contractors are accrued at month end for the costs incurred during the month. The amount of accrued liabilities at September 30, 2021 was $211,865 and $225,869 at September 30, 2020.

Revenue recognition. SCS recognizes revenues in accordance with the provisions of Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers,” and a series of amendments, issued by the Financial Accounting Standards Board (“FASB”).

Central to SCS’s revenue recognition guidance is a five-step revenue recognition model that requires the reporting entity to:

1.	Identify the contract,
2.	Identify the performance obligations of the contract,
3.	Determine the transaction price of the contract,
4.	Allocate the transaction price to the performance obligations, and
5.	Recognize revenue.

SCS bills customers monthly in accordance with the customer contracts or agreements. From time to time, SCS bills customer in advance and treats these advance billings as deferred revenue.

Nature of Products and Services

Revenue is allocated generally to CISO, Risk management and other professional services which are recognized ratably over the contractual support period or in proportion to the time incurred at the agreed upon billing rate.

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Contract Balances

Timing of revenue recognition may differ from the timing of invoicing to customers. SCS records a contract asset or receivable when revenue is recognized prior to invoicing, or deferred revenue when revenue is recognized subsequent to invoicing.

Deferred revenue is comprised mainly of unearned revenue related to CISO, Risk management and other professional services. Deferred revenue also includes contracts for professional services to be performed in the future which are recognized as revenue when SCS delivers the related service pursuant to the terms of the customer arrangement.

Deferred revenue includes invoiced revenue allocated to remaining performance obligations that has not yet been recognized and will be recognized as revenue in future periods. Deferred revenue was $194,186 at September 30, 2021, and $296,085 at September 30, 2020. The deferred revenue is expected to be earned within 12 months of the balance sheet date,

Payment terms and conditions vary by contract type, although terms generally include a requirement of payment within 30 to 90 days. In instances where the timing of revenue recognition differs from the timing of invoicing, SCS has determined its contracts generally do not include a significant financing component. The primary purpose of SCS’s invoicing terms is to provide customers with simplified and predictable ways of purchasing its products and services, not to receive financing from our customers or to provide customers with financing.

Significant Judgments

SCS’s contracts with customers often include promises to transfer multiple products and services to a customer. Determining whether products and services are considered distinct performance obligations that should be accounted for separately versus together may require significant judgment.

Assets Recognized from Costs to Obtain a Contract with a Customer

SCS recognizes an asset for the incremental costs of obtaining a contract with a customer if it expects the benefit of those costs to be longer than one year. SCS has determined that its sales commission program meets the requirements for cost capitalization. Total capitalized costs to obtain a contract were immaterial during the periods presented. SCS applies a practical expedient to expense costs as incurred for costs to obtain a contract with a customer when the amortization period would have been one year or less.

Recently Issued Accounting Pronouncements Not Yet Adopted. In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The main objective of the standard is to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity at each reporting date. To achieve this objective, the amendments in this standard replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The update is effective for SCS beginning January 1, 2023 with early adoption permitted. SCS is still evaluating the impact of the adoption of this standard.

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NOTE 3 – INCOME TAXES

From SCS’s inception to December 29, 2021, SCS was not subject to federal and state income taxes since it was operating as a Limited Liability Company (LLC). Effective with the conversion to a corporation, the stockholders of SCS elected to be taxed as a Subchapter C corporation under the provisions of Subchapter C of the Internal Revenue Code. Federal income taxes were the responsibility of SCS’s stockholders during the audited periods, as were certain state income taxes. Therefore, no provision or liability for income taxes is reflected in the financial statements.

SCS has adopted the provisions related to accounting for uncertainty in income taxes, which defines a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Management has considered its tax positions and believes that all of the positions taken by SCS in its federal and state tax returns are more likely than not to be sustained upon examination.

SCS is subject to tax examinations by federal and state tax authorities for years after 2018.

SideChannelSec, LLC converted to a Massachusetts corporation on December 29, 2021. Upon this conversion SCS will be taxed as a corporation. SCS utilizes the asset and liability method in accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for operating loss and tax credit carryforwards and for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is recorded to reduce the carrying amounts of deferred tax assets unless it is more likely than not that the value of such assets will be realized.

NOTE 4 – DEBT

Pursuant to a Membership Interest Redemption Agreement, dated November 3, 2021 by and between SCS and Akash Desai (“Desai Redemption Agreement”), SCS promises to pay Mr. Desai $100,000, without interest, in exchange for Mr. Desai’s right, title, and interest in SCS. Mr. Desai was paid $50,000 in November 2021 and the remaining $50,000 is due on or before December 31, 2023.

NOTE 5 - STOCKHOLDERS’ EQUITY

Effective December 29, 2021 SCS is authorized to issue 1,000 shares of common stock with a $0.01 per share par value.

Five individuals own 100% of SCS’s 1,000 shares of issued common stock with one individual owning 71% and a second individual owning 11%. The remaining three shareholders each own 6% of the common stock. SCS does not have any convertible debt or issued preferred stock.

SideChannel LLC redeemed units from Taylor Lehmann in exchange for $90,000 as stated in a Membership Interest Redemption Agreement executed on November 20, 2020. Mr. Lehmann received a total of $90,000 in redemption payments between November 23, 2020 and December 21, 2020.

SideChannel LLC made profit sharing distributions of $209,549 during the fiscal year ended September 30, 2021 and $101,104 during the year ended September 30, 2020 in accordance with its partnership agreements.

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NOTE 6 – CONTINGENCIES AND COMMITMENTS

SCS does not have any contingencies and commitments other than what is disclosed in Note 4 – Debt.

SCS may be subject to legal proceedings, claims and liabilities which arise in the ordinary course of business. When appropriate, SCS accrues for losses associated with legal claims when such losses are probable and can be reasonably estimated. These accruals are adjusted as additional information becomes available or circumstances change. Legal fees are charged to expense as they are incurred.

NOTE 7 – RELATED PARTY TRANSACTIONS

Two of SCS’s shareholders are shareholders of RealCISO Inc. (“RealCISO”). SCS is a reseller of the RealCISO software. SCS receives revenue from its customers for the use of RealCISO software and pays licensing fees to RealCISO for such use. On September 22, 2020 SideChannel assigned to RealCISO Inc. certain contracts and intellectual property. SideChannel paid $54,600 to RealCISO and $20,900 to Bema Technologies for development services for RealCISO during the year ended September 30, 2021.

NOTE 8 – SUBSEQUENT EVENTS

On November 3, 2021 SideChannel LLC entered into a Membership Interest Redemption Agreement with Akash Desai, formerly a member of SideChannel LLC (see Note 4).

Pursuant to the Articles of Organization, dated December 28, 2021 (“Articles of Organization”), SideChannel, Inc. became a Massachusetts corporation, formed on December 29, 2021, whose business is to provide cybersecurity consulting and services. On December 29, 2021, SideChannel LLC was converted to a corporation from a Massachusetts limited liability company, which was comprised of five members, the same of whom were then the respective shareholders of 100 percent of new corporation’s shares. SideChannel, Inc., the Massachusetts corporation, has initiated changing its name to SCS, Inc. (“SCS”).

On July 1, 2022 (the “Closing Date”), Cipherloc Corporation completed its acquisition of all of the outstanding equity securities of SCS, in exchange for shares of Cipherloc Corporations equity securities (the “Acquisition”), pursuant to an Equity Securities Purchase Agreement, dated May 16, 2022 (the “Purchase Agreement”).

Pursuant to the Purchase Agreement, on the Closing Date, the former shareholders of SCS (the “Sellers”) exchanged all of their equity securities in SCS for a total of 59,900,000 shares of Cipherloc Corporation’s common stock (the “First Tranche Shares”), and 100 shares of Cipherloc Corporation’s newly designated Series A Preferred Stock, $0.001 par value (the “Series A Preferred Stock”). The Sellers are entitled to receive up to an additional 59,900,000 shares of Cipherloc Corporation’s common stock (the “Second Tranche Shares” and together with the First Tranche Shares and the Series A Preferred Stock, the “Shares”) at such time that the operations of SCS, as a subsidiary of the combined entity, achieves at least $5.5 million in revenue (the “Milestone”) for any twelve-month period occurring after the Closing Date and before the 48-month anniversary of the execution of the Purchase Agreement.

On the Closing Date, the Sellers acquired approximately 40.4% of Cipherloc Corporation’s outstanding common stock. If SCS achieves the Milestone, and the Sellers are issued the Second Tranche Shares, and assuming that there is no other change in the number of shares outstanding prior to the issuance of the Second Tranche Shares, the Sellers will hold a total of approximately 57.5% of Cipherloc Corporation’s outstanding common stock. The number of the Second Tranche Shares may be reduced or increased, based upon whether the Subsidiary’s working capital as of the Closing Date was less than or more than zero. The number of the Second Tranche Shares may also be subject to adjustment based upon any successful indemnification claims made pursuant to the Purchase Agreement.

The Shares are subject to a Lock-Up/Leak-Out Agreement, pursuant to which, subject to certain exceptions, the Sellers may not directly or indirectly offer to sell, or otherwise transfer, any of the Shares for twenty-four months after the Closing Date without the prior written consent of Cipherloc Corporation. Notwithstanding the foregoing, pursuant to the Lock-Up/Leak-Out Agreement, each of the Sellers may sell up to 20% of their Shares beginning twelve months after the Closing Date, and the remaining 80% of their shares of Common Stock beginning twenty-four months after the Closing Date.

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SCS, INC.

CONDENSED BALANCE SHEET

June 30, 2022
(UNAUDITED)
ASSETS
Current assets
Cash and cash equivalents	$428,904
Accounts receivable, net	535,648
Unbilled revenue	12,600
Total current assets	977,152

Fixed assets	880
Total assets	$978,032

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$317,714
Deferred revenue	143,002
Total current liabilities	460,716
Promissory note payable	50,000
Total liabilities	510,716

Commitments and contingencies

Stockholders’ equity
Common stock, $0.01 par value, 1,000 shares authorized; 1,000 shares issued and outstanding as of June 30, 2022	10
Additional paid-in capital	23,055
Retained earnings	444,251
Total stockholders’ equity	467,316
Total liabilities and stockholders’ equity	$978,032

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SCS, INC.

CONDENSED STATEMENT OF OPERATIONS

(UNAUDITED)

Nine Months Ended June 30, 2022
Revenues	$3,558,629
Cost of revenues	1,796,409
Gross profit	1,762,220

Operating expenses
General and administrative	845,489
Selling and marketing	130,027
Research and development	—
Total operating expenses	975,516
Operating income	786,704

Other income (expense)
Miscellaneous income	9,197
Interest expense	—
Net income before income tax expense	795,901
Income taxes	(195,000)
Net income	$600,901

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SCS, INC.

CONDENSED STATEMENT OF STOCKHOLDERS’ EQUITY

(UNAUDITED)

	Common Stock		Additional
For the Nine Months Ended June 30,2022	Shares	Amount	Paid-in Capital	Accumulated Earnings	Stockholders’ Equity
Balance at September 30, 2021	1,000	$10	$23,055	$404,236	$427,301
Equity redemptions	—	—	—	(100,000)	(100,000)
Equity distributions	—	—	—	(460,886)	(460,886)
Net income	—	—	—	600,901	600,901

Balance at June 30, 2022	1,000	$10	$23,055	$444,251	$467,316

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SCS, INC.

CONDENSED STATEMENTS OF CASH FLOWS

(UNAUDITED)

June 30, 2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$600,901
Adjustments to reconcile net income to net cash flows provided by operating activities:
Depreciation	—

Changes in operating assets and liabilities:
Accounts receivable	(357,534)
Unbilled revenue	294,077
Accounts payable and accrued liabilities	105,848
Deferred revenue	(51,184)
Net cash provided by operating activities	592,108

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of fixed assets	—
Net cash used in investing activities	—

CASH FLOWS FROM FINANCING ACTIVITIES:
Equity redemptions	(50,000)
Equity distributions	(460,886)
Net cash used in financing activities	(510,886)

INCREASE IN CASH	81,222
CASH, BEGINNING OF PERIOD	347,682
CASH, END OF PERIOD	$428,904

Income tax paid	$—
Interest paid	$—

NON CASH INVESTING AND FINANCING ACTIVITIES
Redemption with promissory note payable	$50,000

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SCS, INC.

Notes to the Unaudited Interim Financial Statements

NOTE 1 - DESCRIPTION OF BUSINESS

SideChannelSec, LLC, A Massachusetts Limited Liability Company, was organized on September 14, 2017. SideChannelSec, LLC converted to a Massachusetts corporation on December 29, 2021 and changed its name to SideChannel, Inc. On December 29, 2021, SideChannelSec, LLC converted (the “Conversion”) from a limited liability company into a corporation (the “Corporation”). SideChannel, Inc., was formed in the state of Massachusetts in connection with the corporate restructuring that occurred on December 29, 2021, or the Restructuring. In accordance with the terms of the operating agreement of SideChannelSEC LLC, or the LLC Operating Agreement, and on the effective date of the Restructuring; the membership units of SideChannelSec LLC, that were issued and outstanding immediately prior to the effective date of the Restructuring were converted into common share of SideChannel, Inc.

On July 1, 2022, SideChannel, Inc., the Massachusetts corporation, was acquired by Cipherloc Corporation. SideChannel, Inc., the Massachusetts corporation, has initiated changing its name to SCS, Inc. (“SCS”). The unaudited interim financial statements and these corresponding notes have been prepared for SCS, Inc,

SCS determined that the Restructuring lacked economic substance and was therefore accounted for in a manner consistent with a common control transaction. Similarly, as there was no change in fair value between shareholders, individually or as a class, we determined that the exchange of shares occurring in the Restructuring should be accounted for as a modification of the equity securities and presented as a reclassification of the components of equity.

SCS was founded with the belief that small and mid-sized organizations deserved the expertise of an experienced chief information security officer (CISO). SCS provides chief information security officer services and ancillary security and privacy solutions to companies that chose to outsource these capabilities rather than insourcing.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

SCS prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Significant accounting policies are as follows:

Use of Estimates and Assumptions. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) the disclosure of contingent assets and liabilities known to exist as of the date the financial statements are published, and (iii) the reported amount of net revenues and expenses recognized during the periods presented. Adjustments made with respect to the use of estimates often relate to improved information not previously available. Uncertainties with respect to such estimates and assumptions are inherent in the preparation of financial statements; accordingly, actual results could differ from these estimates.

Cash. SCS considers all highly liquid investments with a maturity at the time of purchase of three months or less to be cash equivalents. At June 30, 2022, SCS’s cash includes cash on hand and cash in the bank. The balance of such accounts, at times, may exceed federally insured limits, as guaranteed by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC insures these deposits up to $250,000. As of June 30, 2022 $178,904 of SCS’s cash balance was uninsured.

Liquidity and Capital Resources. SCS had total equity of $467,316 as of June 30, 2022. SCS expects to continue to generate operating income. As of June 30, 2022, SCS had $428,904 in cash. SCS believes that its existing cash balances and cash flow from operations are sufficient to fund its operations for the next 12 months.

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Receivables. SCS bills customers and collects monies within thirty days of invoice date. There are little to no delinquencies or bad debt. SCS had accounts receivable of $535,648 at June 30, 2022. None of these receivables are used as collateral.

Fixed Assets. SCS capitalizes furniture and equipment with a cost in excess of $2,000 and depreciates over twenty-four months. SCS capitalizes autos and depreciates over thirty-six months. SCS had net fixed assets of $880 at June 30, 2022.

Long-Lived Assets. Long-lived assets are evaluated for impairment whenever events or changes in our business circumstances indicate that the carrying amount of the assets may not be fully recoverable or that the useful lives of these assets are no longer appropriate. Each impairment test is based on a comparison of the undiscounted future cash flows to the recorded value of the asset. If impairment is indicated, the asset is written down to its estimated fair value. During the nine months ended June 30, 2022, SCS recorded no impairment loss.

Liabilities. SCS hires independent contractors to provide chief information security officer (“CISO”) services on behalf of its clients. Prior to May 31, 2022, the contractors were paid the month following the month when the services are delivered. As such, amounts due to contractors are accrued at month end for the costs incurred during the month. Beginning on May 31, 2022 and for June 30, 2002 the majority of the contractors were paid at the end of the month that they provided services.

Revenue recognition. SCS recognizes revenues in accordance with the provisions of Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers,” and a series of amendments, issued by the Financial Accounting Standards Board (“FASB”).

Central to SCS’s revenue recognition guidance is a five-step revenue recognition model that requires the reporting entity to:

1.	Identify the contract,

2.	Identify the performance obligations of the contract,

3.	Determine the transaction price of the contract,

4.	Allocate the transaction price to the performance obligations, and

5.	Recognize revenue.

SCS bills customers monthly in accordance with the customer contracts or agreements. From time to time, SCS bills customer in advance and treats these advance billings as deferred revenue.

Nature of Products and Services

Revenue is allocated generally to CISO, risk management and other professional services which are recognized ratably over the contractual support period or in proportion to the time incurred at the agreed upon billing rate.

Contract Balances

Timing of revenue recognition may differ from the timing of invoicing to customers. SCS records a contract asset or receivable when revenue is recognized prior to invoicing, or deferred revenue when revenue is recognized subsequent to invoicing.

Deferred revenue is comprised mainly of unearned revenue related to CISO, risk management and other professional services. Deferred revenue also includes contracts for professional services to be performed in the future which are recognized as revenue when SCS delivers the related service pursuant to the terms of the customer arrangement.

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Deferred revenue includes invoiced revenue allocated to remaining performance obligations that has not yet been recognized and will be recognized as revenue in future periods. Deferred revenue was $143,002 at June 30, 2022. The deferred revenue is expected to be earned within 12 months of the balance sheet date,

Payment terms and conditions vary by contract type, although terms generally include a requirement of payment within 30 to 90 days. In instances where the timing of revenue recognition differs from the timing of invoicing, SCS has determined its contracts generally do not include a significant financing component. The primary purpose of SCS’s invoicing terms is to provide customers with simplified and predictable ways of purchasing its products and services, not to receive financing from our customers or to provide customers with financing.

Significant Judgments

SCS’s contracts with customers often include promises to transfer multiple products and services to a customer. Determining whether products and services are considered distinct performance obligations that should be accounted for separately versus together may require significant judgment.

Assets Recognized from Costs to Obtain a Contract with a Customer

SCS recognizes an asset for the incremental costs of obtaining a contract with a customer if it expects the benefit of those costs to be longer than one year. SCS has determined that its sales commission program meets the requirements for cost capitalization. Total capitalized costs to obtain a contract were immaterial during the periods presented. SCS applies a practical expedient to expense costs as incurred for costs to obtain a contract with a customer when the amortization period would have been one year or less.

Recently Issued Accounting Pronouncements Not Yet Adopted. In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments. The main objective of the standard is to provide financial statement users with more decision-useful information about the expected credit losses on financial instruments and other commitments to extend credit held by a reporting entity at each reporting date. To achieve this objective, the amendments in this standard replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The update is effective for SCS beginning January 1, 2023 with early adoption permitted. SCS is still evaluating the impact of the adoption of this standard.

NOTE 3 – INCOME TAXES

From SCS’s inception to December 29, 2021, SCS was not subject to federal and state income taxes since it was operating as a Limited Liability Company (LLC). Effective with the conversion to a corporation, the stockholders of SCS elected to be taxed as a C corporation under the provisions of Subchapter C of the Internal Revenue Code. Federal income taxes were the responsibility of SCS’s stockholders for the period from October 1, 2021 through December 29, 2021, as were certain state income taxes. Therefore, no provision or liability for income taxes is reflected in the financial statements during that period. Beginning December 30, 2021 through June 30, 2022 SCS was responsible for federal income taxes.

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Provision for Income Taxes and Effective Tax Rate

The provision for income taxes for the nine months ended June 30, 2022 consisted of the following:

Federal:
Current	$136,000
Deferred	(-)
Total	136,000
State:
Current	59,000
Deferred	-
Total	59,000
Provision for income taxes	$195,000

A reconciliation of the provision for income taxes, with the amount computed by applying the statutory federal income tax rate (21% in 2022) to income before provision for income taxes for 2022, is as follows:

Computed expected tax	$136,000
State taxes, net of federal effect	59,000
Research and development credit, net	-
Other	-
Provision for income taxes	$195,000
Effective tax rate	29.31%

SCS’s provision for tax expense (benefit) amount computed by applying the statutory federal income tax rate of 21% in 2021 to income before taxes differs from the effective tax rate, due to the state income tax rate of 8.31%.

Deferred Tax Assets and Liabilities

As of June 30, 2022, the there was no significant component of SCS’s deferred tax assets and liabilities and the net carrying amount of deferred tax assets was $0.

SCS recognized $195,000 of income tax expense for the nine months ended June 30, 2022.

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NOTE 4 – DEBT

Pursuant to a Membership Interest Redemption Agreement, dated November 3, 2021 by and between SCS and Akash Desai (“Desai Redemption Agreement”), SCS promises to pay Mr. Desai $100,000, without interest, in exchange for Mr. Desai’s right, title, and interest in SCS. Mr. Desai was paid $50,000 in November 2021 and the remaining $50,000 is due on or before December 31, 2023.

NOTE 5 - STOCKHOLDERS’ EQUITY

Effective December 29, 2021 SCS is authorized to issue 1,000 shares of common stock with a $0.01 per share par value.

On July 1, 2022 Cipherloc Corporation, a Delaware corporation, purchased 100% of the SideChannel, Inc. common stock outstanding. Following the business combination, Cipherloc Corporation changed its name to SideChannel, Inc.

NOTE 6 – CONTINGENCIES AND COMMITMENTS

SCS does not have any contingencies and commitments other than what is disclosed in Note 4 – Debt.

SCS may be subject to legal proceedings, claims and liabilities which arise in the ordinary course of business. When appropriate, SCS accrues for losses associated with legal claims when such losses are probable and can be reasonably estimated. These accruals are adjusted as additional information becomes available or circumstances change. Legal fees are charged to expense as they are incurred.

NOTE 7 – RELATED PARTY TRANSACTIONS

Two of SCS’s shareholders are shareholders of RealCISO Inc. (“RealCISO”). SCS is a reseller of the RealCISO software. SCS receives revenue from its customers for the use of RealCISO software and pays licensing fees to RealCISO for such use. On September 22, 2020 SideChannel assigned to RealCISO Inc. certain contracts and intellectual property. SideChannel paid $70,750 to RealCISO for development services for RealCISO during the nine-months ended June 30, 2022.

NOTE 8 – SUBSEQUENT EVENTS

On July 1, 2022 (the “Closing Date”), Cipherloc Corporation completed its acquisition of all of the outstanding equity securities of SCS, in exchange for shares of Cipherloc Corporations equity securities (the “Acquisition”), pursuant to an Equity Securities Purchase Agreement, dated May 16, 2022 (the “Purchase Agreement”).

Pursuant to the Purchase Agreement, on the Closing Date, the former shareholders of SCS (the “Sellers”) exchanged all of their equity securities in SCS for a total of 59,900,000 shares of Cipherloc Corporation’s common stock (the “First Tranche Shares”), and 100 shares of Cipherloc Corporation’s newly designated Series A Preferred Stock, $0.001 par value (the “Series A Preferred Stock”). The Sellers are entitled to receive up to an additional 59,900,000 shares of Cipherloc Corporation’s common stock (the “Second Tranche Shares” and together with the First Tranche Shares and the Series A Preferred Stock, the “Shares”) at such time that the operations of SCS, as a subsidiary of the combined entity, achieves at least $5.5 million in revenue (the “Milestone”) for any twelve-month period occurring after the Closing Date and before the 48-month anniversary of the execution of the Purchase Agreement.

On the Closing Date, the Sellers acquired approximately 40.4% of Cipherloc Corporation’s outstanding common stock. If SCS achieves the Milestone, and the Sellers are issued the Second Tranche Shares, and assuming that there is no other change in the number of shares outstanding prior to the issuance of the Second Tranche Shares, the Sellers will hold a total of approximately 57.5% of Cipherloc Corporation’s outstanding common stock. The number of the Second Tranche Shares may be reduced or increased, based upon whether the Subsidiary’s working capital as of the Closing Date was less than or more than zero. The number of the Second Tranche Shares may also be subject to adjustment based upon any successful indemnification claims made pursuant to the Purchase Agreement.

The Shares are subject to a Lock-Up/Leak-Out Agreement, pursuant to which, subject to certain exceptions, the Sellers may not directly or indirectly offer to sell, or otherwise transfer, any of the Shares for twenty-four months after the Closing Date without the prior written consent of Cipherloc Corporation. Notwithstanding the foregoing, pursuant to the Lock-Up/Leak-Out Agreement, each of the Sellers may sell up to 20% of their Shares beginning twelve months after the Closing Date, and the remaining 80% of their shares of Common Stock beginning twenty-four months after the Closing Date.

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